Exhibit 10.1

Execution Version

SEVENTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 14, 2016

AMONG

OASIS PETROLEUM NORTH AMERICA LLC,

AS BORROWER,

THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SEVENTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”) dated as of October 14, 2016, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).

R E C I T A L S

A. Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 23, 2016 and that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of August 8, 2016 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Seventh Amendment Effective Date (as defined below).

C. Furthermore, the Administrative Agent and the Required Lenders desire to redetermine and maintain the Borrowing Base at $1,150,000,000 after giving effect to the amendments contained in this Seventh Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Seventh Amendment. Unless otherwise indicated, all section references in this Seventh Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment and as the same may be further amended or supplemented from time to time.

“Defaulting Lender” means any Lender that (a) has failed, within three (3) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder; (b) has notified the Borrower or any Credit Party in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit; (c) has failed, within three (3) Business Days after request by the Administrative Agent or a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent; or (d) has (or whose bank holding company has) been placed into receivership, conservatorship or bankruptcy or has become subject to a Bail-in Action; provided that a Lender shall not become a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender or the exercise of control over a Lender or Person controlling such Lender by a Governmental Authority or an instrumentality thereof; provided, further, that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or Person under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation) shall not be deemed an event described in clause (d) hereof.

(b) The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Seventh Amendment” means that certain Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of October 14, 2016, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2 Amendment to Section 2.08(k). Section 2.08(k) of the Credit Agreement is hereby amended by amending and restating the final sentence of such Section to read as follows:

Subject to Section 12.19, no reallocation hereunder shall constitute a waiver or release of any claim by any party hereunder against a Defaulting Lender arising from such Lender having become a Defaulting Lender.

2.3 Amendment to Section 3.04(e). Section 3.04(e) of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” in the first sentence of such section and replacing such reference with “$100,000,000”.

2.4 Amendment to Section 6.02(f). Section 6.02(f) of the Credit Agreement is hereby amended deleting the reference to “$50,000,000” in such section and replacing such reference with “$100,000,000”.

2.5 Amendment to Article VII. A new Section 7.26 of the Credit Agreement is hereby added to read in its entirety as follows:

Section 7.26 EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

2.6 Amendment to Section 8.12(c). Section 8.12(c) of the Credit Agreement is hereby amended and restated to read as follows:

(c) No later than (x) March 15 in the case of the Reserve Report required to be delivered on or prior to March 1, (y) September 15 in the case of the Reserve Report required to be delivered on or prior to September 1 and (z) fifteen days after any Reserve Report delivered pursuant to Section 8.12(b), the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects, it being understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that none the Parent, OP LLC, the Borrower, the Subsidiaries or such Responsible Officer warrants that such opinions, estimates and projections will ultimately prove to have been accurate, (ii) the Borrower or the Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties (as defined in subsections (a), (b), (c), (d) and (e) of the definition thereof) have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties (as defined in subsections (a), (b), (c), (d) and (e) of the definition thereof) sold and in such detail as reasonably required by the Administrative Agent; provided that, this clause (iv) shall not apply to the sale of oil that would not otherwise be included in such certificate but for the fact that it has been stored in tanks in the ordinary course of business for a short period of time pending collection and sale, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the total proved value of such Mortgaged Properties represent in compliance with Section 8.14(a).

2.7 Amendment to Article XII. Article XII of the Credit Agreement is hereby amended by inserting a new Section 12.19 immediately after Section 12.18 thereof, to read as follows:

Section 12.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.8 Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

Section 3. Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Required Lenders agree that for the period from and including the Seventh Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,150,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.12(d). For the avoidance of doubt, the redetermination herein shall constitute the October 1, 2016 Scheduled Redetermination and the next Scheduled Redetermination shall be the April 1, 2017 Scheduled Redetermination.

Section 4. Conditions Precedent. This Seventh Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Seventh Amendment Effective Date”):

4.1 The Administrative Agent shall have received from the Borrower, each Guarantor and the Required Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Person.

4.2 No Default shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Seventh Amendment.

4.3 The Administrative Agent shall have received from the Borrower a duly executed and notarized mortgages and/or mortgage supplements in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages and/or mortgage supplements, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 90% of the total value of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a) of the Credit Agreement.

4.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

4.5 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof.

The Administrative Agent is hereby authorized and directed to declare this Seventh Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.2 No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Seventh Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Seventh Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Seventh Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b)

except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

5.3 Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.4 Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 No Oral Agreement. This Seventh Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.6 GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8 Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9 Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.10 Loan Document. This Seventh Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

	By:	/s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC

	By:	/s/ Michael Lou
	Name:	Michael Lou
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a Lender

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Brewster
Name:	Mark Brewster
Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:	/s/ Hernando Garcia
Name:	Hernando Garcia
Title:	Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

BOKF, NATIONAL ASSOCIATION DBA BANK OF TEXAS, as a Lender

By:	/s/ Mari Salazar
Name:	Mari Salazar
Title:	Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meler
Name:	Lorenz Meler
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:	/s/ Iris Zhang
Name:	Iris Zhang
Title:	Director

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By:	/s/ Stacy Goldstein
Name:	Stacy Goldstein
Title:	Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

(Oasis Petroleum North America LLC)

EXHIBIT B

FORM OF BORROWING REQUEST

[            ], 201[    ]

Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.03 of the Second Amended and Restated Credit Agreement dated as of April 5, 2013 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Oasis Petroleum Inc., a Delaware corporation (the “Parent”), Oasis Petroleum LLC, a Delaware limited liability company (“OP LLC”), Wells Fargo Bank, N.A., as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby request a Borrowing as follows:

(i) Aggregate amount of the requested Borrowing is $[        ];

(ii) Date of such Borrowing is [            ], 201[    ];

(iii) Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv) In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [                    ];

(v) Amount of Borrowing Base in effect on the date hereof is $[        ];

(vi) Amount of the Aggregate Elected Commitment Amounts on the date hereof is $[        ];

(vii) Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[        ]; and

(viii) Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[        ];

(ix) At the time of and immediately after giving effect to the requested Borrowing, the Borrower together with the other Credit Parties shall not have any cash or cash equivalents (other than cash collateral) in excess of $100,000,000 in the aggregate (other than (i) any cash set aside to pay royalty obligations of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within 24 hours of such time) in order to pay, (ii) any cash set aside to pay in the ordinary course of business amounts (other than royalty obligations) of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers in order to pay and (iii) any cash of the Credit Parties constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits); and

Exhibit B

(x) Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:

[                                         ]

[                                         ]

[                                         ]

[                                         ]

[                                         ]

Exhibit B

The undersigned certifies that he/she is the [                    ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies (only in his/her capacity as an officer and not individually), represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

Exhibit B